Earnings Per Share - Disclosure Of Diluted Earnings Per Share Table (Detail) - CNY (¥) ¥ in Millions, shares in Millions	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Profit attributable to equity shareholders of the Company:
Profit attributable to equity shareholders of the Company used in calculating basic earnings per share	¥ 107,843	¥ 106,641	¥ 117,781
Add: dilution impact on share of profit of investment in an associate due to the associate's convertible bonds (note 23)	0	41	0
Less: fair value gain on the associate's convertible bonds held by the Group, net of tax	0	(632)	0
Profit attributable to equity shareholders of the Company used in calculating diluted earnings per share	¥ 107,843	¥ 106,050	¥ 117,781